EXHIBIT 32.2

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, the undersigned, David Scoglio, Chief Financial Officer, of Asure Software, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The quarterly report on Form 10-Q of the Company for the period ended December 31, 2009 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DAVID SCOGLIO
David Scoglio
Chief Financial Officer
February 16, 2010

A signed original of this written statement required by Section 906 has been provided to Asure Software, Inc. and will be retained by Asure Software, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.  The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.